THE TREASURER'S FUND, INC.                          19 OLD KINGS HIGHWAY SOUTH
(the "Fund")                                            DARIEN, CT  06820-4526
                                                               (1-800-877-3863)
June 30, 1997

              Supplement to Prospectus and Statement of Additional
                        Information dated March 1, 1997

Gabelli Funds, Inc. ("Gabelli"), a New York corporation, has purchased substantially all of the partnership interest of Thomas E. O'Connor & Co. L.P. ("TOC & Co. L.P."), a Delaware corporation, in Gabelli-O'Connor Fixed Income Mutual Funds Management Co., the Fund's former investment advisor (the "Former Advisor") (the "Acquisition"). In addition, Gabelli has purchased the partnership interests owned by TOC & Co. L.P. in an affiliated company, Gabelli-O'Connor Fixed Income Management Co. The Former Advisor and its affiliated company have been merged into a newly created Delaware limited liability company, Gabelli Fixed Income L.L.C., which will be the successor registered investment advisor to the Fund (the "New Advisor"). Gabelli Fixed Income, Inc., a wholly owned subsidiary of Gabelli, currently holds 80.1% of the interests in such entity and the remaining 19.9% interest is owned by senior officers of the Former Advisor.

This transaction resulted in a change in control of the Advisor. Under the Investment Company Act of 1940, as amended (the "1940 Act"), such a change in control resulted in an "assignment" of the Advisory Agreements with the Advisor, thereby causing the automatic termination of these Agreements. The Board of Directors of the Fund approved a new Advisory Agreement with the New Advisor which was presented to and approved by a requisite majority of the shareholders of each of the Portfolios of the Fund, and contains the identical terms and conditions governing the New Advisor's investment management responsibilities as the respective Portfolio's current Advisory Agreement with the Former Advisor except for (i) the dates of execution and termination, (ii) the name of the New Advisor and (iii) the classification of the New Advisor as a limited liability corporation.

The New Advisor has indicated that the change in control of the New Advisor will have no immediate impact upon the New Advisor's performance of its responsibilities and obligations.

The following people currently serve as directors of the Fund:

       Anthony J. Colavita                         Felix J. Christiana
       Richard N. Daniel                           Mary E. Hauck
       Karl Otto Pohl                              Robert C. Kolodny, M.D.
       Werner J. Roeder, M.D.                      Thomas E. O'Connor
       Anthonie C. van Ekris                       Anthony R. Pustorino


The Board of Directors of the Fund approved the following additional actions which took effect upon the closing of the Acquisition on April 14, 1997:


     1. The Board of Directors has approved, as to each Portfolio, a new Administrative Services Agreement with Gabelli. Gabelli will subcontract with the current Administrator, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, for the performance of the operational components of the Portfolios' administration. The

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                  responsibilities and fees paid under the new Administrative
                  Services Agreement are identical to the responsibilities and fees paid under the current administration agreement.

         2. The Board of Directors has approved, as to each Portfolio, a new Distribution Agreement with Gabelli Fixed Income Distributors, Inc. to succeed GOC Fund Distributors, Inc. The new Distribution Agreement, as to each applicable Portfolio, contains the identical terms and conditions governing the Distributor's responsibilities as the respective Portfolio's former Distribution Agreement except for (i) the dates of execution and termination and (ii) the identity of the new Distributor.



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